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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 16, 2000

                               SUNRISE MEDICAL, INC.

                              ------------------------

              (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                              ------------------------

                   (State or Other Jurisdiction of Incorporation)




        0-12744                                          95-3836867
------------------------                           ------------------------
  Commission File No                            I.R.S. Employer Identification
                                                          Number

2382 Faraday Avenue, Suite 200
    Carlsbad, California                                    92008
------------------------                           ------------------------
  Address of Principal                                     Zip Code
   Executive Offices



                               (760) 930-1500

                           ------------------------

               Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS

    On October 16, 2000, Sunrise Medical, Inc.(the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company, V.S.M. Acquisition Corp., a corporation organized under the laws of the State of Delaware ("Purchaser"), and a wholly owned subsidiary of V.S.M. Holdings, Inc., a corporation organized under the laws of State of Delaware ("Holdings"), a wholly owned subsidiary of V.S.M. Investors, LLC, a Delaware limited liability company ("Parent").

    The Merger Agreement provides that Purchaser will make a tender offer (the "Tender Offer") to purchase 100% of the outstanding common stock (the "Common Stock") of the Company, and shares validly tendered in the Tender Offer shall be entitled to receive $10.00, net to the seller, in cash. After the Tender Offer is complete, subject to the approval of a majority of the outstanding shares of the Company (if such approval is required), Purchaser will be merged with and into the Company, with the Company as the surviving corporation in the merger, and each outstanding share of Common Stock, other than shares owned directly or indirectly by Parent, Holdings, Purchaser or the Company, will be converted (except for shares of Common Stock owned by any holder who properly demands appraisal rights) into the right to receive $10.00 in cash.

    Consummation of the Tender Offer and the merger is subject to certain conditions as specified in the Merger Agreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:


     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
2.1                     Agreement and Plan of Merger, dated as of October 16,
                        2000, among V.S.M. Acquisition Corp., V.S.M. Holdings,
                        Inc., V.S.M. Investors, LLC and Sunrise Medical, Inc.




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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2000

                                          SUNRISE MEDICAL, INC.

                                          By:   /s/ STEVEN JAYE
                                                ------------------------------
                                                Name:  Steven Jaye
                                                Title: Senior Vice President and
                                                       General Counsel






















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                                 EXHIBIT INDEX



     EXHIBIT NO.        DESCRIPTION
---------------------   -----------

  2.1 Agreement and Plan of Merger, dated as of October 16, 2000, among V.S.M. Acquisition Corp., V.S.M. Holdings, Inc., V.S.M. Investors, LLC and Sunrise Medical, Inc.